SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                         December 5, 1997




                         HMN FINANCIAL, INC.
     (Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-7345




                               N/A
_________________________________________________________________
   (Former name or former address, if changed since last report)

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS

     On December 5, 1997, HMN Financial, Inc. ("HMN"), through its wholly owned subsidiary, Home Federal Savings Bank ("HFSB") completed its merger with Marshalltown Financial Corporation ("MFC") pursuant to an Agreement and Plan of Merger (the "Merger"), previously filed with HMN's Current Report on Form 8-K dated July 1, 1997 (No. 0-22943). The aggregate consideration for the Merger is $24.8 million, consisting of $23.7 million for 1.35 million outstanding shares of MFC stock, or $17.51 per share, and $1.1 million for the outstanding MFC options. HMN owned 60,000 shares of MFC stock which were cancelled upon the completion of the Merger. The Merger will be accounted for as a purchase transaction.

     The transaction is being funded through a combination of existing liquid assets, the sale of securities, and short-term borrowings from the Federal Home Loan Bank of Des Moines.

     Register and Transfer Co., 10 Commerce Drive, Cranford, New
     Jersey, 07016 is the exchange agent in connection with the exchange of MFC shares for cash. Any questions should be directed to Register and Transfer Co. telephone 1-800-368-5948.

     Certain additional information regarding the Merger is contained in the press releases (the "Press Releases") dated July 1, 1997, November 7, 1997 and November 19, 1997. The Press Releases are attached as exhibits and are incorporated herein by reference.

Item 5.   OTHER EVENTS

     On November 7, 1997 the Registrant issued the attached press release announcing Marshalltown Shareholders' Approval to Merge. This press release is attached as Exhibit 99.2.

     On November 19, 1997 the Registrant issued the attached press release announcing Approval by the Office of Thrift
     Supervision of the Merger. This press release is attached as Exhibit 99.3.

     On December 8, 1997 the Registrant issued the attached press release announcing the completion of merger with Marshalltown Financial Corporation. This press release is attached as Exhibit 99.4.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a)(b) Financial Statements of the Business Acquired and Pro Forma Financial Information. The financial statements of MFC and the pro forma financial information required by this item will be filed supplementally by an amendment to this report on or before February 13, 1998.

     (c)  Exhibits

          99.1 Press release dated July 1, 1997. Previously filed July 10, 1997 on form 8-K.
          99.2 Press release dated November 7, 1997.
          99.3 Press release dated November 19, 1997.
          99.4 Press release dated December 8, 1997.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: December 10, 1997            By:/s/ Roger P. Weise
                                     ---------------------
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer